SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 6, 2003

Dendreon Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 First Avenue Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

None

(Former name or former address, if change since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Text of press release issued by Dendreon Corporation, dated November 6, 2003, titled “Dendreon Corporation Reports Third Quarter 2003 Financial Results & Highlights Recent Company Milestones.”

Item 9. Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”

On November 6, 2003, Dendreon Corporation, a Delaware corporation (“Dendreon”) issued a press release regarding Dendreon’s financial results for its third fiscal quarter ended September 30, 2003. The full text of Dendreon’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ MARTIN A. SIMONETTI
Martin A. Simonetti Chief Financial Officer, Senior Vice President, Finance and Treasurer

Date: November 7, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Dendreon Corporation, dated November 6, 2003, titled “Dendreon Corporation Reports Third Quarter 2003 Financial Results & Highlights Recent Company Milestones.”